WAIVER AND FIRST AMENDMENT dated as of January 17, 1996 (this "Amendment") to the Credit Agreement dated as of August 30, 1995 (the "Credit Agreement"), among OAK INDUSTRIES INC., a Delaware corporation (the "Borrower"), the financial institutions listed on Schedule 2.01 thereto (the "Lenders"), and CHEMICAL BANK, a New York banking corporation, as agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and as issuing bank (in such capacity, the "Issuing Bank").

The Borrower has requested that the Lenders waive the default by the Borrower in connection with the due observance, with respect to the fiscal quarter ended as of December 31, 1995, of Section 6.12 of the Credit Agreement. The Borrower has also requested that the Lenders amend certain provisions of the Credit Agreement.

The Lenders whose signatures appear below are willing, on the terms, subject to the conditions and to the extent set forth below, to grant such waiver and amend such provisions.

In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1. Waiver. The Lenders whose signatures appear below hereby waive compliance with the provisions of Section 6.12 of the Credit Agreement with respect to the fiscal quarter ended as of December 31, 1995. The Borrower explicitly acknowledges that except as set forth in the preceding sentence and except as amended hereby, such Section 6.12 and each other provision of the Credit Agreement remains in full force and effect.

SECTION 2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by adding the following definition:

"Substitute Interest Coverage Ratio" shall mean the ratio as of the last day of any fiscal quarter, for the four fiscal quarter period ended as of such day of (a) EBITDA of Adjusted Oak to (b) Interest Expense of Adjusted Oak; provided, however, that for purposes of calculating Interest Expense as of the last day of each of the fiscal quarters ending on March 31, 1996, and June 30, 1996, the amount determined pursuant to clause (b) above shall be determined by multiplying Interest Expense for the period commencing October 1, 1995, and ending as of the end of such fiscal period (i) by 2, in the case of the fiscal quarter ending March 31, 1996, and (ii) by 4/3, in the case of the fiscal quarter ending June 30, 1996.

SECTION 3. Amendment to Section 6.12. Section 6.12 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

SECTION 6.12.  Interest Coverage Ratio; Substitute Interest Coverage Ratio.
(a) Permit the Interest Coverage Ratio of Consolidated Oak, as of March 31, 1996, or as of the last day of any fiscal quarter thereafter, to be less than 3.0. to 1.0.

(b) Prior to the Connector Purchase, permit the Substitute Interest Coverage Ratio of Adjusted Oak to exceed, as of March 31, 1996, or as of the last day of any fiscal quarter thereafter, which last day occurs in any period set forth below, to be less than the ratio set forth below for such period:

                            Substitute Interest
    From and Including:         To and Including:      Coverage Ratio:

    March 31, 1996              June 30, 1996          2.5 to 1.0
    September 30, 1996          December 31, 1996      3.0 to 1.0
    March 31, 1997              December 31, 1997      3.5 to 1.0

(c) Prior to the Connector Purchase, permit the Interest Coverage Ratio of Adjusted Oak, as of March 31, 1998, or as of the last day of any fiscal quarter thereafter, to be less than 3.0 to 1.0.


SECTION 4. Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that:

(a) Before and after giving effect to this Amendment, the representations and warranties set forth in Section 3 of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(b) Before and after giving effect to this Amendment, no Event of Default or Default, other than as described above, has occurred and is continuing.

SECTION 5. Condition to Effectiveness. This Amendment shall become effective as of the date first above written when the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

SECTION 6. Credit Agreement. Except as specifically amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

SECTION 9. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine and Moore, counsel for the Administrative Agent.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


OAK INDUSTRIES INC.,

by
---------------------
Name:
Title:


CHEMICAL BANK, individually and as Issuing Bank, Administrative Agent and Collateral Agent,

by
----------------------
Name:
Title:


THE FIRST NATIONAL BANK OF BOSTON,

by
---------------------
Name:
Title:


MELLON BANK, N.A.,

by
---------------------
Name:
Title:



THE CHASE MANHATTAN BANK (National Association),

by
---------------------
Name:
Title:



FIRST UNION NATIONAL BANK OF NORTH CAROLINA,

by
---------------------
Name:
Title:



FLEET BANK OF MASSACHUSETTS, N.A.,

by
----------------------
Name:
Title:



LTCB TRUST CO.,

by
----------------------
Name:
Title:



NATIONSBANK OF TEXAS, N.A.,

by
----------------------
Name:
Title:



THE TORONTO DOMINION BANK,

by
---------------------
Name:
Title:



ABN AMRO BANK N.V., Boston Branch,

by
---------------------
Name:
Title:

by
----------------------
Name:
Title:



BHF-BANK AG,

by
----------------------
Name:
Title:



CREDIT LYONNAIS CAYMAN ISLAND BRANCH,

by
---------------------
Name:
Title:


CREDIT LYONNAIS NEW YORK BRANCH,

by
-----------------------
Name:
Title:


THE MITSUBISHI BANK, LIMITED,  NEW YORK BRANCH,

by
-----------------------
Name:
Title:



THE ROYAL BANK OF SCOTLAND PLC-NEW YORK BRANCH,

by
------------------------
Name:
Title:



NBD BANK,

by
------------------------
Name:
Title:


NORWEST BANK ARIZONA, NATIONAL ASSOCIATION,

by
------------------------
Name:
Title:














[6700-322(6)/AG02.WPF/6M/4332/1M]